EXHIBIT 10.1

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                             NOTE EXCHANGE AGREEMENT

                  NOTE EXCHANGE AGREEMENT (this "Agreement") dated as of July 29, 2004, by and among Liquidmetal Technologies, Inc., a Delaware corporation (the "Company"), and each person or entity listed as a Noteholder on Schedule I attached to this Agreement (collectively and individually, the "Noteholders"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Exchange Notes (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Company sold and issued to the Noteholders 6% Senior Convertible Notes in the aggregate principal amount of approximately seven million United States dollars ("Dollars") ($7,000,000.00) (the "Original Notes") pursuant to that certain Securities Purchase Agreement, dated as of March 1, 2004, by and among the Company and the Noteholders (the "Purchase Agreement");

                  WHEREAS, each of the Noteholders owns an Original Note in the principal amount set forth opposite such Noteholder's name in Column 3 of
Schedule I attached hereto, and such principal amount remains outstanding as of the date of this Agreement;

                  WHEREAS, the Original Notes are convertible into shares ("Common Shares") of common stock, par value $.001, of the Company ("Common Stock"), pursuant to the terms of the Original Notes, and the Noteholders were granted registration rights with respect to the Common Shares issuable upon conversion of the Original Notes, pursuant to the terms of that certain Registration Rights Agreement dated March 1, 2004, entered into by and among the Company and the Noteholders (the "Registration Rights Agreement" and, together with this Agreement, the Original Notes, the Warrants (as defined below), the Security Agreement dated March 1, 2004, between the Company and Middlebury Capital LLC ("Middlebury") as agent for the Noteholders, and the Placement Agency Agreement between the Company and Middlebury, the "Original Transaction Documents");

                  WHEREAS, in connection with the Purchase Agreement, each of the Noteholders was also issued a Common Stock Purchase Warrant dated March 1, 2004, to purchase additional shares of Common Stock on the terms and conditions set forth therein (the "Warrants," with the shares of Common Stock that are issuable pursuant to the Warrant hereafter referred to as the "Warrant Shares.").

                  WHEREAS, the Company and the Noteholders desire to exchange the Original Notes (the "Exchange") for (A) 6% Senior Secured Notes due 2007 in the form of Exhibit A attached hereto with an aggregate principal amount equal to fifty percent (50%) of the aggregate principal of the outstanding Original Notes (each a "3-Year Note," and collectively, the "3-Year Notes"), and (B) 10% Senior Secured Notes due 2005 in the form of Exhibit B attached hereto with an aggregate principal amount equal to fifty percent (50%) of the aggregate principal of the outstanding Original Notes (each a "1-Year Note," collectively, the "1-Year Notes" and collectively with the 3-Year Notes, the "Exchange Notes"), all on the terms and conditions set forth herein;

                  WHEREAS, in connection with the Exchange, the Company and the Noteholders desire to amend certain of the Original Transaction Documents, as more particularly described herein; and

                  WHEREAS, each Noteholder's entire Original Note must be exchanged in order to participate in the Exchange.

                  NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                                Exchange of Notes
                                -----------------

        Section 1.1 Exchange of Notes. Subject to the terms and conditions contained herein, the Company shall issue to the Noteholders the following in exchange for the Original Notes being exchanged by the Noteholders: (i) a 3-Year Note with an aggregate principal amount set forth opposite the Noteholder's name in Column 4 of Schedule I attached hereto, which equals fifty percent (50%) of the principal of the Original Note being exchanged by such Noteholder, and (ii) a 1-Year Note with an aggregate principal amount set forth opposite the Noteholder's name in Column 5 of Schedule I attached hereto, which equals fifty percent (50%) of the principal of the Original Note being exchanged by such Noteholder.

        Section 1.2     The Closing.

                (a) Timing. Subject to the fulfillment or waiver of the conditions set forth in Article VIII hereof, the purchase and sale of the Exchange Notes shall take place at a closing (the "Closing"), on or about the date hereof or such other date as the Noteholders and the Company may agree upon (the "Closing Date"), provided that the Closing Date shall be no later than July 29, 2004.

                (b) Form of Payment and Closing. On the Closing Date, the Company shall deliver to each Noteholders the Exchange Notes purchased hereunder, registered in the name of the Noteholder or its nominee plus a payment in cash equal to the amount of any accrued and unpaid interest on the Original Notes. On the Closing Date each Noteholder shall deliver to the Company the original executed Original Note being exchanged hereunder. In addition, each party shall deliver all documents, instruments and writings required to be


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delivered by such party pursuant to this Agreement at or prior to the Closing.
The Exchange Notes will be fully owned and fully paid by the Noteholders as of the Closing Date.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

        Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Noteholders as of the date hereof and the Closing Date:

                (a) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Exchange Notes, and the Original Transaction Documents as amended pursuant to this Agreement (the "Transaction Documents") and to issue the Exchange Notes in accordance with the terms hereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Exchange Notes, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required, (iii) the Transaction Documents will have been duly executed and delivered by the Company as of the Closing, (iv) the Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application, and (B) to the extent the indemnification provisions contained in this Agreement and the Registration Rights Agreement, as amended, may be limited by applicable federal or state securities laws and (v) the Exchange Notes and the Common Shares issuable upon the conversion thereof, have been duly authorized and, upon issuance thereof and payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

                (b) Issuance of Shares. Upon issuance in accordance with this Agreement and the terms of the Exchange Notes, the Exchange Notes will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                (c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and issuance of the Exchange Notes and the Common Shares underlying the Exchange Notes will not (i) result in a violation of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), any certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company or the Company's By-laws, as in effect on the date hereof (the "By-laws"); (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its


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

subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except in the case of clause (ii), such conflicts that would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, if any, and which is (either alone or together with all other adverse effects) material to the Company and its subsidiaries, if any, taken as a whole, and any material adverse effect on the transactions contemplated under this Agreement, the Note, and the Registration Rights Agreement.

                (d) Disclosure. No representation or warranty by the Company in this Agreement, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Agreement: contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                (e) Issuance of Common Shares. The Common Shares into which the Exchange Notes are convertible are duly authorized and reserved for issuance and, upon conversion of the Exchange Notes in accordance with the terms thereof, such Common Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such Common Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock.

                (f) Representations and Warranties in Purchase Agreement. Subject to the Supplemental Disclosure Schedule attached to this Agreement and incorporated herein by this reference, the representations and warranties set forth in Article II of the Purchase Agreement shall continue to remain in full force and effect as though made on the date of this Agreement, and nothing in this Agreement shall limit or otherwise amend or alter such representations and warranties.

        Section 2.2 Representations and Warranties of the Noteholders. Each of the Noteholders hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

                (a) Accredited Investor Status; Sophisticated Purchaser. The Noteholder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended ("Securities Act" or "1933 Act"). The Noteholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Exchange Notes and the Common Shares. The Noteholder is not registered as a broker or dealer under Section 15(a) of the 1934 Act, affiliated with any broker or dealer registered under Section 15(a) of the 1934 Act, or a member of the National Association of Securities Dealers, Inc.

                (b) Information. The Noteholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested and materials relating to the offer and sale of the Exchange Notes and the Common Shares which have been requested by the Noteholder. The Noteholder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. In determining whether to enter into this Agreement and purchase the Exchange Notes, the Noteholder has relied solely on the written information supplied by Company employees in response to the written due diligence information request provided by the Noteholder to the Company, and the Noteholder has not received nor relied upon any oral representation or warranty relating to the Company, this Agreement, the Exchange Notes, or any of the transactions or relationships contemplated thereby. The Noteholder understands that its purchase of the Exchange Notes and Common Shares involves a high degree of risk. The Noteholder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Notes and Common Shares.

                (c) No Governmental Review. The Noteholder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Notes or the Common Shares or the fairness or suitability of the investment in the Exchange Notes and the Common Shares nor have such authorities passed upon or endorsed the merits thereof.

                (d) Legends. The Company shall issue the Exchange Notes and certificates for the Common Shares to the Noteholder without any legend except as described in Article IX below. The Noteholder covenants that, in connection with any transfer of Common Shares by the Noteholder pursuant to the registration statement contemplated by the Registration Rights Agreement, as amended, it will comply with the applicable prospectus delivery requirements of the 1933 Act, provided that copies of a current prospectus relating to such effective registration statement are or have been supplied to the Noteholder.

                (e) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Noteholder and is a valid and binding agreement of the Noteholder enforceable against the Noteholder in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The Noteholder has the requisite power and authority to enter into and perform its obligations under this Agreement and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

                (f) Investment Representation. The Noteholder is purchasing the Exchange Notes for its own account and not with a view to distribution in violation of any securities laws. The Noteholder has been advised and understands that neither the Exchange Notes nor the Common Shares issuable upon conversion thereof have been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. The Noteholder has been advised and understands that the Company, in issuing the Exchange Notes, is relying upon, among other things, the representations and warranties of the Noteholder contained in this
Section 2.2 in concluding that such issuance is a "private offering" and is exempt from the registration provisions of the 1933 Act.


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

                (g) Rule 144. The Noteholder understands that there is no public trading market for the Exchange Notes, that none is expected to develop, and that the Exchange Notes must be held indefinitely unless and until such Exchange Notes, or if applicable, the Common Shares received upon conversion thereof are registered under the 1933 Act or an exemption from registration is available. The Noteholder has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act.

                (h) Brokers. Other than with respect to fees payable to Middlebury (if any) in connection with the transaction described herein, the Noteholder has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Noteholder relating to this Agreement or the transactions contemplated hereby.

                (i) Reliance by the Company. The Noteholder understands that the Exchange Notes are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Noteholder set forth herein in order to determine the applicability of such exemptions and the suitability of the Noteholder to acquire the Exchange Notes and the Common Shares issuable upon conversion thereof.

                                  ARTICLE III

                                    Covenants
                                    ---------

        Section 3.1 Registration and Listing; Effective Registration. Until such time as the Exchange Notes are not outstanding and the Warrants have expired, the Company will cause the Common Stock to continue at all times to be registered under Sections 12(b) or (g) of the 1934 Act, will comply in all material respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. Until such time as the Exchange Notes and Warrants are not outstanding, the Company shall use its best efforts to cause the Common Stock to be listed or quoted on the Nasdaq National Market System, Nasdaq Small Cap Market, New York Stock Exchange, American Stock Exchange, or OTC Bulletin Board (the "Approved Markets") and shall comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Approved Market on which the Common Stock is listed or quoted. The Company shall use its best efforts to cause the Common Shares and Warrant Shares to be listed or quoted on one of the Approved Markets no later than the effectiveness of the registration of the Common Shares and Warrant Shares under the 1934 Act, and shall use its best efforts to continue such listing(s) or quotation on one of the Approved Markets, for so long as the Exchange Notes or Warrants are outstanding. Notwithstanding the foregoing, the Noteholders acknowledge that the Company is not as of the date hereof in compliance with its reporting and filing obligations under the Exchange Act and that the Company shall not be in breach of this Agreement as a result of this noncompliance so long as the Company regains compliance with such obligations within ninety (90) days after the date of Closing.


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

        Section 3.2 Certificates on Conversion. Upon any conversion by the Noteholder (or then holder of the Exchange Notes) of the Exchange Notes pursuant to the terms thereof, the Company shall issue and deliver to the Noteholder (or holder) within three (3) Trading Days of the conversion date a certificate for the Common Shares issuable in connection with such conversion and a new Exchange Note or Exchange Notes for the aggregate principal amount of Exchange Notes which the Noteholder (or holder) has not yet elected to convert but which are evidenced in part by the Exchange Notes submitted to the Company in connection with such conversion (with the denominations of such new Exchange Note(s) designated by the Noteholder or holder). As used herein, "Trading Day" shall mean a day on which there is trading on the market, exchange, or quotation service on which the Common Stock is then principally traded or quoted.

        Section 3.3 Replacement Notes. The Exchange Note held by the Noteholder (or then holder) may be exchanged by the Noteholder (or such holder) at any time and from time to time for Exchange Note(s) with different denominations representing an equal aggregate principal amount of Exchange Note(s), as requested by the Noteholder (or such holder) upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

        Section 3.4 Securities Compliance. The Company shall notify the Securities and Exchange Commission, in accordance with its requirements, of the transactions contemplated by this Agreement, the Note, the Warrants, and the Registration Rights Agreement, as amended, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Exchange Notes hereunder and the Common Shares and Warrant Shares issuable upon conversion or exercise thereof.

        Section 3.5 Notices. The Company agrees to provide all holders of Exchange Notes with copies of all notices and information, including without limitation, notices and proxy statements in connection with any meetings that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

        Section 3.6 Reservation of Shares; Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Exchange Notes, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Exchange Notes.

        Section 3.7 Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Article VIII of this Agreement.

        Section 3.8 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Exchange Notes and Common Stock, in accordance with Regulation D and to provide a copy thereof to the Noteholders promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall have reasonably determined is necessary to qualify the Exchange Notes the Common Shares for sale to the Noteholders under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Noteholders on or prior to the Closing Date; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction where it is not


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

now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, in any jurisdiction where it is not now so subject.

        Section 3.9 Information. The Company agrees to send to the Noteholders for so long as the Exchange Notes are outstanding copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

        Section 3.10 Prohibition on Net Short Positions. From and including the date of this Agreement, each Noteholder agrees that such Noteholder shall not maintain a Net Short Position. "Net Short Position" shall mean that the aggregate number of shares of Common Stock held in a short position by such Noteholder exceeds the sum of (i) the number of shares of Common Stock owned by such Noteholder, plus (ii) the number of Common Shares issuable to such Noteholder.

        Section 3.11 Prohibition on Certain Actions. The Company shall not, between the date hereof and the Closing Date (both dates inclusive), take any action or decision which (had the Exchange Notes already been issued) would result in an adjustment of the Conversion Price (as defined in the Exchange Notes).

        Section 3.12 Senior Status of Notes. Beginning on the date of this Agreement and for so long as any Exchange Notes remain outstanding, neither the Company nor any subsidiary of the Company shall, without the prior written consent of Noteholders holding a majority of the aggregate outstanding Principal Amount of the Exchange Notes, incur or otherwise become liable with respect to any indebtedness that would rank senior or pari passu to the Exchange Notes in order of payment, other than (i) indebtedness in existence on the date hereof,
(ii) secured indebtedness used solely to finance the purchase or lease of assets (provided that such debt may only be secured by the purchased or leased assets and not by any other assets of the Company), (iii) any indebtedness from any loan that replaces or refinances the Company's existing credit facility with Kookmin Bank, (iv) indebtedness to trade creditors in the ordinary course of business, or (v) any new notes (the "New Michigan Notes") issued by the Company simultaneously herewith or at any time hereafter in exchange for the 6% Senior Convertible Notes issued by the Company pursuant to that certain Amended and Restated Securities Purchase Agreement, dated March 1, 2004, among the Company, Michigan Venture Capital Co., Ltd, and the investors identified as "Purchasers" therein (the "Old Michigan Notes") which shall be pari passu with the Exchange Notes.

        Section 3.13 Replacement of Purchase Agreement Covenants. The parties hereto acknowledge and agree that that the covenants set forth in this Article III shall supplant and replace in their entirety the covenants set forth in
Article III of the Purchase Agreement, which covenants shall no longer have any force or effect as of the Closing.

        Section 3.14 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                "Effective Registration" shall mean that all registration obligations of the Company pursuant to the Registration Rights Agreement, as amended, have been satisfied and (i) such Registration Statement is not subject to any suspension or stop orders; (ii) the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus; (iii) the requisite number of shares of Common Stock shall have been duly authorized and


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

reserved for issuance as required by the terms of the Transaction Documents;
(iv) no Interfering Event (as described in the Registration Rights Agreement, as amended) then exists; (v) the Registrable Securities shall have been duly qualified or exempt under all state "blue sky" laws; and (viii) none of the Company or any direct or indirect subsidiary of the Company is subject to any Bankruptcy Event (as defined below).

                "Bankruptcy Event" means any of the following events: (a) the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary any such case or proceeding that is not dismissed within 30 days after commencement; (c) the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 30 days; (e) the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                                   ARTICLE IV

                           Transfer Agent Instructions
                           ---------------------------

                The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the respective Noteholder or its respective nominee(s), for the Common Shares in such amounts as specified from time to time by the Noteholder to the Company upon delivery of a conversion or exercise notice (the "Irrevocable Transfer Agent Instructions"). The Company warrants that no instruction relating to the Common Shares other than the Irrevocable Transfer Agent Instructions referred to in this Article IV will be given by the Company to its transfer agent and that the Common Shares shall be freely transferable on the books and records of the Company as contemplated by Article IX below when the legend referred to therein may be removed. Nothing in this
Article IV shall affect in any way the Noteholders' obligations and agreements set forth in Section 2.2(d) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares. The Company shall instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Noteholders and without any restrictive legends except as contemplated by Article IX.

                                   ARTICLE V

                   Amendment of Registration Rights Agreement
                   ------------------------------------------

        Section 5.1     Amendment.

                (a) The first Recital of the Registration Rights Agreement is hereby amended to reflect that (i) the definition of "Purchase Agreement" thereunder shall include each of the Purchase Agreement and this Agreement, and


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(ii) the definition of "Note" thereunder shall collectively mean the Exchange
Notes.

                (b) Section 2(a)(i) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                  (i) But in any event by ninety (90) days after the Closing Date (the "Required Filing Date"), prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into an S-3 as soon as Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities ("Registration Statement"), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Note. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the sum of 1.5 times the sum of the number of Common Shares that are issuable upon conversion of the Note as of the date of this Agreement, at the then applicable Conversion Price (as defined in the Note). Thereafter the Company shall use its best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event no later than the following date, as appropriate (the "Required Effective Date"): (A), if the SEC notifies that the Company that the SEC will not review the Registration Statement, the Required Effective Date shall be five (5) days after the SEC provides such notification, or (B) if the SEC notifies the Company that it will review the Registration Statement, then the Required Effective Date shall be sixty (60) days after the Company receives the first written comments on the Registration Statement from the SEC. Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date. The Purchasers acknowledge that, as of the date hereof, the Company is not eligible to utilize Form S-3 and does not expect to be eligible to utilize Form S-3 at the time of the filing of the Registration Statement, and the inability to utilize Form S-3 shall not constitute a breach of this Agreement.


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

                (c) Section 2(c)(i) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                  (i) Payments by the Company. If (i) at any time after effectiveness of the Registration Statement, sales thereunder during the registration period (as described in Section 5) cannot be made for any reason, other than by reason of the operation of Section 2(b), for a period of more than 10 consecutive business days, (ii) at any time after effectiveness of the Registration Statement, sales thereunder during the Registration Period cannot be made for a period of time that exceeds the limitations set forth in Section 2(b), or (iii) at any time after the Registrable Securities are listed in accordance with Section 2(a)(viii), the Common Shares are not listed or included for quotation on the Nasdaq National Market or other exchange, market, or the OTC Bulletin Board where shares of the Company's common stock are then traded or quoted for more than 10 consecutive calendar days, then the Company will thereafter make a payment to each Holder as set forth below. The amount of the payment made to each Holder will be equal to 1% of the purchase price paid for the Notes purchased by the Holder and not previously converted into Common Shares and sold by the Holder for each 30 business days that sales cannot be made under the effective Registration Statement or the Common Shares are not listed or included for quotation on the Nasdaq National Market or other exchange, market, or the OTC Bulletin Board where shares of the Company's common stock are then traded or quoted (but any day on which both conditions exist shall count as a single day and no day taken into account for purposes of determining whether any payment is due under Section 2 (c)(ii) shall be taken into account for purposes of determining whether any payment is due under this Section 2(c)(i) or the amount of such payment). The number of shares not previously sold as specified in the previous sentence shall be determined as of the end of the respective 30-business day period. In no event shall payment pursuant to this Section exceed 10% in the aggregate of the purchase price paid for the Notes purchased by the Holder (including such Holder's predecessors and successors) for the entire registration period (as described in Section 5). These payments will be prorated on a daily basis during the 30-business day period and will be paid to each Holder within ten business days following the end of each 30- business day period as to which payment is due hereunder or, at the Company's option, will be added to the outstanding Principal Amount of the Notes, provided that the respective Holder delivered to the Company at least two business days prior thereto information with respect to the number of Notes and Common Shares not previously sold by such Holder (together with reasonable supporting documentation). The Holders may make a claim for additional damages as a remedy for the Company's failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist. Notwithstanding the foregoing, if the Company has used its best efforts to avoid circumstances as a result of which sales cannot be made under the Registration Statement during the Registration Period or the Common Shares are not listed or included for quotation on the Nasdaq National Market or other exchange, market, or the OTC Bulletin Board where the Common Shares are traded or quoted, then the damages described above shall be the Holders' sole and exclusive remedy for damages arising out of such circumstances. Nothing contained in the preceding sentence shall be read to limit the ability of the Holders to seek specific performance of this Agreement.

                (d) Section 2(c)(ii) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                  (ii) Effect of Late Filing or Registration. If the Registration Statement has not been filed by the Required Filing Date other than by reason of the operation of Section 2(b), then the Company will make a payment to each Holder for such delay (each a "Late Filing Payment"). Each Late Filing Payment will be equal to 3% of the purchase price paid for the Notes purchased by such Holder and not previously sold (or converted into Common Shares and sold) by such Holder for each period of 30 business days that the filing of the Registration Statement is made past the Required Filing Date (but no day taken into account for purposes of determining whether any payment is due under Section 2(c)(i) shall be taken into account for purposes of determining whether any payment is due under this Section 2(c)(ii) or the amount of such payment). If the Registration Statement has not been declared effective by the Required Effective Date other than by reason of the operation of Section 2(b), then the Company will make a payment to each Holder for such delay (each a "Late Registration Payment"). Each Late Registration Payment will be equal to 2% of the purchase price paid for the Notes purchased by such Holder and not previously sold (or converted into Common Shares and sold) by such Holder for the first 30 business days after the Required Effective Date, and 1% of such purchase price for each period of 30 business days thereafter (but no day taken into account for purposes of determining whether any payment is due under Section 2(c)(i) shall be taken into account for purposes of determining whether any payment is due under this Section 2(c)(ii) or the amount of such payment). In no event shall payments pursuant to this Section 2(c)(ii) exceed 18% in the aggregate of the purchase price paid for the Notes purchased by the Holder (including such Holder's predecessors and successors) for the period beginning of the date hereof and continuing through the expiration of the registration period (as described in Section
                  5). The Late Filing Payments and Late Registration Payments will be prorated on a daily basis during the 30-business day period and will be paid to the initial Holders in cash or, at the Company's option, will be added to the outstanding Principal Amount of the Notes, within ten (10) business days following the end of each 30-business day period as to which payment is due hereunder, provided that the respective Holder delivered to the Company at least two business days prior thereto information with respect to the number of Notes and Common Shares not previously sold by such Holder (together with reasonable supporting documentation). The Holders may make a claim for additional damages as a remedy for the Company's failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist. Notwithstanding the foregoing, if the Company has used its reasonable best efforts to avoid circumstances as a result of which the Registration Statement has not been filed by the Required Filing Date or declared effective by the Required Effective Date, then the damages described above shall be the Holders' sole and exclusive remedy for damages arising out of such circumstances. Nothing contained in the preceding sentence shall be read to limit the ability of the Holders to seek specific performance of this Agreement. Notwithstanding the foregoing, if the Registration Statement has not yet been declared effective and the Holders are no longer entitled to receive Late Registration Payments as a result of the above-described percentage limitation on said payments, then each Holder shall have the right, at any time upon at least thirty (30) days written notice, to sell all (but not less than all) of its Notes to the Company for a cash purchase price equal to the outstanding Principal Amount of the Notes plus any accrued but unpaid interest.

        Section 5.2 Ratification. Except as specifically amended and modified by this Article V, the Registration Rights Agreement shall remain in full force and effect and is hereby reaffirmed and ratified.

                                   ARTICLE VI

                              Amendment of Warrant
                              --------------------

        Section 6.1 Amendment. Each of the Noteholders and the Company hereby covenants and agrees that each and every Warrant is hereby amended to provide that the Termination Date (as defined in the Warrants) shall be March 1, 2006.

        Section 6.2 Ratification. Except as specifically amended and modified by this Article VI, the Warrant shall remain in full force and effect and is hereby reaffirmed and ratified.

        Section 6.3 Exchange. At the election of a Noteholder, any existing Warrant may be exchanged for a new Warrant certificate reflecting the amendment described in Section 6.1.

                                  ARTICLE VII

                                    Security
                                    --------

                The Company shall cause Liquidmetal Korea Co., Ltd., a wholly owned subsidiary of the Company ("Liquidmetal Korea"), to use its best efforts to grant to the Noteholders as additional security for the Exchange Notes a lien upon and security interest in Liquidmetal Korea's manufacturing plant in Korea (the "Factory Lien"), including without limitation, seeking to obtain the consent and approval of the Bank of Korea to the granting of such lien and security interest. Such lien (if granted) shall be in addition to the prior liens held or to be held by Kookmin Bank (or any financial institution through which the Company's indebtedness with Kookmin Bank is refinanced) and the lien held by the holders of the Old Michigan Notes or New Michigan Notes (the "Michigan Lien" and "Michigan Holders," respectively), provided that the Company will use its best efforts to obtain an agreement from the Michigan Holders providing that the Factory Lien is pari passu with the Michigan Lien. In addition to the foregoing, the parties acknowledge that the Security Agreement will continue to remain in full force and effect, provided that the following new definitions shall be added to Section 2 of the Security Agreement: "Note" means the Exchange Notes, as defined in the Note Exchange Agreement dated July 29, 2004 by and among the Company and the Noteholders listed therein (the "Exchange Agreement") and "Michigan Note" means the Old Michigan Notes and the New Michigan Notes as defined in the Exchange Agreement.

                The Company represents and warrants that each Noteholder's security interest in the collateral, described in the Security Agreement, shall be a perfected first priority security interest.

                                  ARTICLE VIII

                             Conditions to Closings
                             ----------------------

        Section 8.1 Conditions Precedent to the Obligation of the Company. The obligation hereunder of the Company to issue the Exchange Notes and the other Transaction Documents to the Noteholders at the applicable Closing is subject to the satisfaction, at or before the applicable Closing, of each of the applicable conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                (a) Accuracy of the Noteholders' Representations and Warranties. The representations and warranties of each Noteholder will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

                (b) Performance by the Noteholders. The Noteholders shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Noteholders at or prior to the Closing, including fully delivering to the Company all of the Original Notes owned by the Noteholders.

                (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Registration Rights Agreement, as amended, the Exchange Notes, or the Warrant.

                (d) Closing Date. The Closing shall have occurred by July 29, 2004.

        Section 8.2 Conditions Precedent to the Obligation of the Noteholders. The obligation hereunder of the Noteholders to acquire the Exchange Notes at the applicable Closing is subject to the satisfaction, at or before the applicable Closing, of each of the applicable conditions set forth below. These conditions are for the Noteholder's benefit and may be waived by the Noteholders' at any time in their sole discretion.

                (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

                (b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Registration Rights Agreement, as amended, the Exchange Notes or the Warrant.

                (c) Officer's Certificates. The Company shall have delivered to the Noteholders a certificate in form and substance satisfactory to the Noteholders and the Noteholders' counsel, executed by an officer of the Company, certifying as to satisfaction of closing conditions, incumbency of signing officers, and the true, correct and complete nature of the Certificate of Incorporation, By-Laws, good standing and authorizing resolutions of the Company.

                                   ARTICLE IX

                                Legend and Stock
                                ----------------

                Upon exchange therefor as provided in this Agreement, the Company will issue the Exchange Notes in the name of the respective Noteholder or its designees and in such denominations to be specified by the Noteholder prior to (or from time to time subsequent to) Closing. The Exchange Notes and any certificate representing Common Shares issued upon conversion thereof, prior to such Common Shares being registered under the 1933 Act for resale or available for resale under Rule 144 under the 1933 Act, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                THESE SECURITIES HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                The Company agrees to reissue the Exchange Notes and Common Shares issuable upon conversion or exercise of the foregoing, without the legend set forth above, at such time as (i) the holder thereof is permitted to dispose of such Exchange Notes and Common Shares issuable upon conversion thereof pursuant to Rule 144(k) under the 1933 Act, or (ii) such securities are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly without registration under the 1933 Act, or (iii) such securities have been registered under the 1933 Act.

                Notwithstanding the removal of such legend, the Noteholders agrees to sell the Common Shares represented by the new certificates in accordance with the applicable prospectus delivery requirements (if copies of a current prospectus are provided to the Noteholders by the Company) or in accordance with an exemption from the registration requirements of the 1933 Act.

                Nothing herein shall limit the right of any holder to pledge these securities pursuant to a bona fide margin account or lending arrangement entered into in compliance with law, including applicable securities laws.

                                   ARTICLE X

                               Release and Waiver

                In exchange for the agreements and covenants of the Company hereunder, each of the Noteholders, on behalf of himself/herself and his/her agents, assigns, heirs, devisees, and successors, releases and forever discharges the Company, its agents, officers, directors, shareholders, employees, attorneys, and representatives, from any and all claims, causes of action, suits, debts, liabilities, damages and expenses (including attorneys' fees and costs) of any type whatsoever (collectively, "Claims"), whether known or unknown, that any of the Noteholders have or may have or may have at any time through the date hereof, with respect to any Event of Default under the Original Notes or the Purchase Agreement or any breach under the Registration Rights Agreement, provided that such Event of Default or breach arises from any facts or circumstances (i) detailed in that certain letter dated April 28, 2004 (the "MC Letter") from Middlebury to the Company, (ii) that have been publicly disclosed by the Company as of the date hereof, or (iii) that are known to Middlebury or the Noteholders as of the date of this Agreement. The Noteholders also hereby agree to irrevocably waive and forego the exercise of the Noteholders' rights triggered by the Company's default under the Original Notes, as detailed in the MC Letter, provided that such waiver shall not apply to any breach or default occurring hereafter under this Agreement, the Purchase Agreement, the Exchange Notes, the Registration Rights Agreement (as amended herein), or the Security Agreement (as amended herein).

                                   ARTICLE XI

                                   Termination
                                   -----------

        Section 11.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Noteholders.

        Section 11.2 Other Termination. This Agreement may be terminated by action of the Board of Directors of the Company or by the Noteholders at any time if the Closing shall not have been consummated on the Closing Date; provided, however, that the party (or parties) prepared to close shall retain its (or their) right to sue for any breach by the other party (or parties).

                                  ARTICLE XII

                                 Indemnification
                                 ---------------

                In consideration of the Noteholders' execution and delivery of the this Agreement and acquiring the Exchange Notes hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Noteholders and all of their partners, officers, directors, employees, members and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate or document contemplated hereby or thereby. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee arising out of such Indemnitee's negligence. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Article XII shall be the same as those set forth in Section 6 (other than Section 6(b)) of the Registration Rights Agreement, as amended, including, without limitation, those procedures with respect to the settlement of claims and Company's right to assume the defense of claims.

                                  ARTICLE XIII

                          Governing Law; Miscellaneous
                          ----------------------------

        Section 13.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT BY CERTIFIED OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. IF ANY PROVISION OF THIS AGREEMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT IN ANY OTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

        Section 13.2 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

        Section 13.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

        Section 13.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

        Section 13.5 Costs and Expenses. All actual reasonable out-of-pocket costs and expenses the Noteholders incur with respect to this Agreement and the transactions contemplated by this Agreement shall be paid by the Company to the Noteholders at the Closing up to an aggregate maximum of $50,000.00.

        Section 13.6    Entire Agreement; Amendments; Waivers.

                (a) This Agreement supersedes all other prior oral or written agreements between the Noteholders, the Company, their affiliates and persons acting on their behalf with respect to the matters expressly discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Noteholders makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Noteholders, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. Except for the Original Notes and except as expressly amended herein, the Original Transaction Documents shall remain in full force and effect.

                (b) The Noteholders may at any time elect, by notice to the Company, to waive (whether permanently or temporarily, and subject to such conditions, if any, as the Noteholders may specify in such notice) any of its rights under any of the Transaction Documents to acquire shares of Common Stock from the Company, in which event such waiver shall be binding against the Noteholders in accordance with its terms; provided, however, that the voluntary waiver contemplated by this sentence may not reduce the Noteholders' obligations to the Company under the Transaction Documents.

        Section 13.7 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                           Liquidmetal Technologies, Inc.
                           25800 Commercentre Dr., Suite 100
                           Lake Forest, California  92630
                           Telephone:  (949) 206-8002
                           Fax:  (949) 206-8008
                           Attention:  John Kang, Chairman


         With a copy to:

                           Foley & Lardner LLP
                           100 North Tampa Street, Suite 2700
                           Tampa, Florida  33602
                           Telephone:  (813) 229-2300
                           Facsimile:  (813) 221-4210
                           Attention:  Curt P. Creely

         If to the Transfer Agent:

                           American Stock Transfer & Trust Company
                           59 Maiden Lane
                           Plaza Level
                           New York, New York  10039
                           Telephone:  (718) 921-8124
                           Facsimile:  (718) 236-2641
                           Attention:  Joe Wolf


         If to the Noteholders, to the addresses listed on Schedule I hereto:



         With a copy to:

                           Wollmuth Maher & Deutsch LLP
                           500 Fifth Avenue, 12th Floor
                           New York, New York  10110
                           Telephone:  (212) 382-3300
                           Facsimile:   (212) 382-0050
                           Attention:  Rory M. Deutsch

                  Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

        Section 13.8 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any Permitted Assignee (as defined below). The Noteholders may assign some or all of their rights hereunder to any assignee of the Exchange Notes or the Common Shares (in each case, a "Permitted Assignee"); provided, however, that any such assignment shall not release such Noteholder from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

        Section 13.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        Section 13.10 Survival. The representations, warranties and agreements of the Company and the Noteholders contained in the Agreement shall survive as long as the Company is obligated to maintain the effectiveness of the registration statement and keep a current prospectus thereunder.

        Section 13.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        Section 13.12 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

        Section 13.13 Remedies. The Noteholders and each Permitted Assignee shall have all rights and remedies set forth in this Agreement and the Registration Rights Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement or the Registration Rights Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement or the Registration Rights Agreement and to exercise all other rights granted by law. The Noteholders and each Permitted Assignee without prejudice may withdraw, revoke or suspend its pursuit of any remedy at any time prior to its complete recovery as a result of such remedy.

        Section 13.14 Payment Set Aside. To the extent that the Company makes a payment or payments to the Noteholders hereunder or under the Registration Rights Agreement or the Noteholders enforces or exercises their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        Section 13.15 Days. Unless the context refers to "business days" or "Trading Days", all references herein to "days" shall mean calendar days.

        Section 13.16 Placement Agent. Each of the Noteholders and the Company acknowledges and warrants that it has not engaged any placement agent in connection with the sale of the Exchange Notes, and the Company and the Noteholders shall indemnify and hold the other harmless against any liability, loss, or expense (including without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising from any breach of said warranty.

                     *** Signatures on following page(s) ***

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date and year first above written.


COMPANY:


LIQUIDMETAL TECHNOLOGIES, INC.

By: /s/ John Kang
    John Kang,
    President and Chief Executive Officer






Signatures of Noteholders on following page(s)

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

JESS MORGAN & CO., INC.
/s/ Gary Levenson
Gary Levenson
Executive Vice President, Jess S. Morgan & Co., Inc.

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

PRANA LLC
/s/ Jerry C. Apodara
Jerry C. Apodara
Chief Executive Officer

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

DKR SOUNDSHORE OASIS HOLDING FUND LTD.
/s/ Barbara Burger
Barbara Burger, Alt. Director

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

RODD FRIEDMAN
/s/ Rodd Friedman

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

BEAR STEARNS F/B/O ROSEN CAPITAL LP M/P/P PLAN
/s/ Bruce Rosen
Bruce Rosen
Trustee

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

CAYDAL, LLC
BY SAN ISABAL LIMITED, ITS MANAGING MEMBER
/s/ Kevin Daly
Kevin Daly
General Partner

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

MARLIN FUND, LP
/s/ Michael W. Masters
Michael W. Masters
Managing Member of the General Partner

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

MARLIN FUND II, LP
/s/ Michael W. Masters
Michael W. Masters
Managing Member of the General Partner

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

MARLIN FUND OFFSHORE, LTD.
/s/ Michael W. Masters
Michael W. Masters
Managing Member of the Investment Manager

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

LARRY BOUTS
/s/ Larry Bouts

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

REALLY COOL GROUP LTD.
/s/ Jonathan Segal
Jonathan Segal
Director

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

MYRON NEUGEBOREN
/s/ Myron Neugeboren

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

JONAS BRACHFELD
/s/ Jonas Brachfeld

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

GREG OSBORN
/s/ Greg Osborn

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

RICHARD MOLINSKY
/s/ Richard Molinsky

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

RICHARD AND JOANNE KANE
/s/ Richard Kane
/s/ Joanne S. Kane

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

RICARDO A. SALAS
/s/ Ricardo A. Salas

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

WRY LTD.
/s/ Jonathan Segal
Jonathan Segal
Director

                           COUNTERPART SIGNATURE PAGE
                           TO NOTE EXCHANGE AGREEMENT
                              DATED JULY 29, 2004,
                      AMONG LIQUIDMETAL TECHNOLOGIES, INC.
                    AND THE "NOTEHOLDERS" IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Note Exchange Agreement to which this Signature Page is attached, which, together with all counterparts of the Note Exchange Agreement and Signature Pages of the Company and other "Noteholders" under the Note Exchange Agreement, shall constitute one and the same document in accordance with the terms of the Note Exchange Agreement.

KEITH BARKSDALE
/s/ Keith Barksdale

List of Exhibits
----------------

EXHIBIT A     Form of 3-Year Note
EXHIBIT B     Form of 1-Year Note

                                    EXHIBIT A

                               Form of 3-Year Note

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.


                    6% SENIOR SECURED NOTE DUE JULY 29, 2007

                                       OF

                         LIQUIDMETAL TECHNOLOGIES, INC.

                     (Long-Term Note; U.S.-based investors)


Note No.:  A-____                    Original Principal Amount: $_______________
Original Issuance Date:   July 29, 2004                  Lake Forest, California


         THIS NOTE (this "Note") is one of a duly authorized issue of Notes issued by LIQUIDMETAL TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), designated as the Company's 6% Senior Secured Long Term Note Due July 29, 2007 ("Maturity Date") in an aggregate principal amount equal to approximately Two Million Five Hundred Four Thousand Five Hundred One U.S. Dollars (U.S. $2,504,501) (the "Notes").

         FOR VALUE RECEIVED, the Company hereby promises to pay to the order of ______________________________, or its registered assigns or successors-in-interest ("Holder"), the principal sum of _______________________ U.S. Dollars (U.S. $________________) together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been converted into the Company's Common Stock, $0.001 par value per share (the "Common Stock"), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 6% per annum from the original date of issuance, July 29, 2004 (the "Issuance Date"), until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof or of the other Transaction Documents. Interest on this Note shall accrue daily commencing on the Issuance Date and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Note shall bear interest on the due and unpaid Principal Amount from and after the occurrence and during the continuance of an Event of Default pursuant to Section 4(a), at the rate (the "Default Rate") equal to the lower of ten percent (10%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

         Except as otherwise provided herein, all payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. This Note may not be prepaid in whole or in part except as otherwise provided herein or in the Transaction Documents. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Exchange Agreement dated on or about the Issuance Date pursuant to which the Note was originally issued (the "Exchange Agreement"). Any references herein to the "Registration Rights Agreement," "Warrants," and "Security Agreement" shall refer to such agreements as amended by the Exchange Agreement. For purposes hereof the following terms shall have the meanings ascribed to them below:

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

          "Conversion Price" shall be $1.00 (U.S.) per share (which Conversion Price shall be subject to adjustment as set forth herein).

         "Convertible Securities" means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

         "Debt" shall mean indebtedness of any kind.

         "Effective Date" means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

         "Effective Registration" shall have the meaning set forth in the Exchange Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Market Price" shall equal the average closing price of the Common Stock on the Principal Market for the five (5) Trading Days immediately preceding the date on which such Market Price is being determined.

         "Per Share Selling Price" shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible, exchangeable or exercisable securities, issued or sold on or subsequent to the Closing Date, under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by the board of directors of the Company.

         "Principal Amount" shall refer to the sum of (i) the original principal amount of this Note, (ii) all accrued but unpaid interest hereunder, and (iii) any default payments owing under the Transaction Documents but not previously paid or added to the Principal Amount.

         "Principal Market" shall mean the principal market, exchange, or quotation service on which the Common Stock is then listed or quoted for trading.

         "Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Trading Day" shall mean a day on which there is trading on the Principal Market.

         "Underlying Shares" means the shares of Common Stock into which this
Note is convertible (including repayment in Common Stock as set forth herein) in accordance with the terms hereof and the Exchange Agreement.

         The following terms and conditions shall apply to this Note:

        Section 1.      Payments of Principal and Interest.

                (a) Interest Payments. The Company shall pay all accrued but unpaid interest on the Principal Amount of this Note (the "Quarterly Amount"), on the first business day of each consecutive calendar quarter (each an "Interest Payment Date") beginning on October 1, 2004. The Quarterly Amount shall be paid in cash, although the Company shall have the option to pay such interest in shares of Common Stock, to be exercised as set forth in Section 1(d) below, provided that there is an Effective Registration at the time such shares are delivered.

                (b) Payment of Principal. Subject to the provisions hereof, including, without limitation, the right to obtain prepayment of the Principal Amount provided herein, the Principal Amount of this Note shall be due and payable on the Maturity Date. Notwithstanding anything to the contrary contained herein, the Holder shall have the right, exercisable by written notice to the Company delivered at any time during the period commencing ninety (90) days prior to the second anniversary of the Issuance Date and ending on the date immediately before the Maturity Date, to have all or a part of the Principal Amount redeemed by the Company within ninety (90) days after receipt of written notice from the Holder. Payment of the Principal Amount shall be effected in cash.

                (c) Taxes. Company may withhold and pay over to the relevant authorities any appropriate tax or other legally required withholdings from any interest payment to be made to the Holder to the extent that such withholding is required by the Internal Revenue Code or any other applicable law, rule, or regulation.

                (d) Payment of Interest in Shares of Common Stock. The Company's option to pay interest in shares of Common Stock as set forth above, w hich shall apply only in the event that an effective registration statement is on file covering the Common Stock to be issued in payment of the Company's interest obligation, must be exercised by delivery of an irrevocable written notice to Holder not later than ten (10) Trading Days prior to the due date of such payment, which notice may be transmitted by facsimile (with the original mailed on the same date by certified or registered mail, postage prepaid and return receipt requested). For purposes of calculating the number of shares to be delivered to the Holder in making such payment, the shares shall be deemed to have a value of 90% of the Market Price on the date payment is due.

                (e) Redemption Right. This Note and its related Warrants will be redeemable at the option of the Holder if, on the date that is 180 calendar days of the Original Issuance Date of this Note, the Company is either
(i) not then current in the filing of its periodic reports with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or (ii) not listed, traded, or quoted on an Approved Market (the "Redemption Right"). The redemption price of this Note and its related Warrants under this Redemption Right will be equal to the principal amount of this Note plus all accrued and unpaid interest thereon. Holder's election to exercise this Redemption Right must be made in writing (a "Notice of Exercise") within seven
(7) days after the date which is 180 calendar days from the Original Issuance Date of this Note, and the Company will effect such redemption and pay the redemption price within 30 days of the delivery to the Company of the Notice of Exercise, although the Company shall not be required to pay the redemption price unless and until the Holder tenders to the Company the originally executed version of this Note and the related Warrants. In the event that the Redemption Right is properly exercised for this Note, this Note shall be deemed to have accrued interest at a rate equal to 14% per annum since the Original Issuance Date (in lieu of and notwithstanding the interest rate otherwise specified herein), provided that any additional interest above the rate otherwise specified herein and payable by reason of the operation of this paragraph shall not be due and payable until the date on which this Note is actually required to be redeemed by the Company. In the event that Holder elects to exercise the Redemption Right, then the payment by the Company of the redemption price in accordance with this paragraph shall constitute the sole and exclusive remedy of Holder with respect to any breach or Event of Default under this Note, the Exchange Agreement, and the Original Transaction Documents, and by electing to exercise the Redemption Right, Holder irrevocably waives any and all provisions.

        Section 2. Seniority. The obligations of the Company hereunder shall rank senior to all other Debt of the Company, whether now or hereinafter existing, except to the existing debt facility with Kookmin Bank and except as otherwise provided in Section 3.13 of the Exchange Agreement.

        Section 3.      Conversion.

                (a) Conversion by Holder. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at Holder's option, at any time and from time to time to convert, in part or in whole, the outstanding Principal Amount under this Note by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), which may be transmitted by facsimile (with the original mailed on the same date by certified or registered mail, postage prepaid and return receipt requested) on the date of conversion (the "Conversion Date"). Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise violating the provisions of Section 3(l) below.

                (b)     [Intentionally omitted]

                (c)     [Intentionally omitted]

                (d) Conversion Date Procedures. Upon conversion of this Note pursuant to this Section 3, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price and any accrued and unpaid interest shall be paid in cash. If a conversion under this Note cannot be effected in full for any reason (other than pursuant to Section 3(l) below), the Company shall, upon request by the Holder, promptly pay to the Holder in cash (but no later than five Trading Days after the Conversion Date) an amount equal to the greater of
(i) such outstanding Principal Amount as has not been converted and (ii) the Market Price of the Underlying Shares of such outstanding unconverted Principal Amount as of the Conversion.

                (e) Stock Certificates or DWAC. The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions (assuming that the Registration Statement has been declared effective), representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply).

                (f)     Conversion Price Adjustments.

                        (i) Stock Dividends, Splits and Combinations. If the Company or any of its subsidiaries, at any time while the Note is outstanding
(A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities but excluding any stockholder rights granted pursuant to a poison pill) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, (C) combine outstanding Common Stock into a smaller number of shares, or (D) issues new securities by reclassification of the shares of Common Stock of the Company, then, and in each such case, the Conversion Price (as defined below) in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above, had such Note been surrendered for conversion immediately prior to the occurrence of such event or record date therefore, whichever is earlier. Any adjustment made pursuant to this Section 3(f) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                        (ii) Distributions. If the Company or any of its subsidiaries, at any time while the Note is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(f)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to the Holder of the Note the amount of such indebtedness, assets, cash or rights or warrants which the Holder of the Note would have received had the Note been converted into Common Stock at the then applicable the Conversion Price immediately prior to the record date for such distribution.

                        (iii) Common Stock Issuances. In the event that the Company or any of its Subsidiaries on or subsequent to the Closing Date issues or sells any Common Stock or any Convertible Securities (other than (i) as required under the Securities Purchase Agreement or the Exchange Agreement or pursuant to exercise of Convertible Securities, (ii) shares of Common Stock or options to purchase such shares issued to employees, consultants, officers or directors in accordance with stock plans approved by the Board of Directors, and shares of Common Stock issuable under options or warrants that are outstanding as of the date of the Exchange Agreement, (iii) shares of Common Stock issued pursuant to a stock dividend, split or other similar transaction, (iv) shares of Common Stock issued to Growell Metal Co., Ltd. pursuant to the Settlement Agreement, dated on or about January 10, 2004, between Growell Metal Co., Ltd. and the Company's South Korean subsidiary, and (v) shares of Common Stock that are issued in lieu of cash in the payment of interest under these Notes) at an effective Per Share Selling Price which is less than the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, then the Conversion Price shall be reduced effective concurrently with such issuance or sale to an amount determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Conversion Price, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issuance or sale. For the purposes of the foregoing adjustment, in the case of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

                        (iv) Rounding of Adjustments. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                        (v) Notice of Adjustments. Whenever the Conversion Price is adjusted pursuant to this Section 3(f), the Company shall promptly deliver to each holder of the Note, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

                        (vi) Fundamental Changes. In case any transaction or event (including, without limitation, any merger, consolidation, combination, recapitalization, sale of assets, tender or exchange offer, reclassification, compulsory share exchange or liquidation) shall occur in which all or substantially all outstanding shares of Common Stock are converted into or exchanged or acquired for or constitute the right to receive stock, or other securities, cash, property or assets (each, "Fundamental Change"), the Holder of this Note outstanding immediately prior to the occurrence of such Fundamental Change shall have the right upon any subsequent conversion to receive the kind and amount of stock, other securities, cash, property or assets that such holder would have received if such share had been converted immediately prior to such Fundamental Change.


                        (vii)   Notice of Certain Events. If:

                                    A.     the Company shall declare a dividend
                                           (or any other distribution) on its
                                           Common Stock; or

                                    B.     the Company shall declare a special
                                           nonrecurring cash dividend on or a
                                           redemption of its Common Stock; or

                                    C.     the Company shall authorize the
                                           granting to all holders of the Common
                                           Stock rights or warrants to subscribe
                                           for or purchase any shares of capital
                                           stock of any class or of any rights;
                                           or

                                    D.     the approval of any stockholders of
                                           the Company shall be required in
                                           connection with any reclassification
                                           of the Common Stock of the Company,
                                           any consolidation or merger to which
                                           the Company is a party, any sale or
                                           transfer of all or substantially all
                                           of the assets of the Company, of any
                                           compulsory share of exchange whereby
                                           the Common Stock is converted into
                                           other securities, cash or property;
                                           or

                                    E.     the Company shall authorize the
                                           voluntary or involuntary dissolution,
                                           liquidation or winding up of the
                                           affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

                (g) Reservation and Issuance of Underlying Securities. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Note, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Exchange Agreement) be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the conversion of this Note hereunder in Common Stock (including repayments in stock). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and freely tradeable.

                (h) No Fractions. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

               (i) Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the conversion of this Note (including repayment in stock) shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Note when surrendered for conversion shall be accompanied by an assignment form; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

               (j) Cancellation. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Note) has been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender the Note to the Company at the Company's principal executive offices.

               (k) Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Exchange Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered
(i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

               (l) Overall Limit on Common Stock Issuable. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holders of the Notes, together with the number of shares issuable pursuant to the Warrants, the Old Michigan Notes or New Michigan Notes, the warrants issued in connection with the Old Michigan Notes, and the warrants granted to Middlebury Capital LLC as placement agent for the Original Notes, shall not exceed 19.9% of the number of shares of Common Stock outstanding on the Closing Date, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the "Maximum Common Stock Issuance"), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Certificate of Incorporation of the Company (a "20% Approval"). If at any point in time and from time to time written notice from the Holders of the Note to the Company (each a "Trigger Date") the number of Common Shares issued pursuant to conversion of the Note would exceed the Maximum Common Stock Issuance but for this Section 3(l), then the Company shall, at the Company's election, either (A) promptly call a stockholders meeting to obtain a stockholder vote on the issuance of Common Shares hereunder in excess of the Maximum Common Stock Issuance, or (B) purchase from the Holder the Principal Amount of the Note which cannot be converted or exercised due to such Maximum Common Stock Issuance limitation ("Shortfall") at a redemption price equal to the greater of (i) such Principal Amount of such Shortfall and (ii) the Market Price as of the Trigger Date of the Underlying Shares of such Shortfall that could have been sold by the Holder pursuant to the Registration Statement, which redemption price shall be paid within three (3) Trading Days after a Trigger Date if this clause (B) is elected (although for purposes of clarification, if clause (A) is elected by the Company and the Company's stockholders do not approve the proposal, the Company will not be required to comply with clause (B)). The Company may make such election at any time within thirty (30) days following the Trigger Date by giving written notice to the Holder of the Note, in which case the Company shall purchase the Shortfall at the price stated above within three (3) Trading Days of delivery of said notice.

                (m)     Mandatory Conversion.

                        (i) If at any time after the Issuance Date, the closing per share price of the Common Stock exceeds $4.00 (as such price may be proportionally adjusted for stock splits, reverse splits, stock dividends and recapitalizations) for 30 consecutive Trading Days (the "Pricing Event"), and further provided that there has been Effective Registration for at least such 30 Trading Day period and including the Mandatory Conversion Date (as defined below) the Company shall have the option, exercisable by delivering an irrevocable notice to the Holder (the "Mandatory Conversion Notice") to provide that the Note shall be converted at the Conversion Price on a date (the "Mandatory Conversion Date") at least 30 but no more than 60 days from the date of the Mandatory Conversion Notice. The foregoing shall not affect the right of the Holder to convert this Note pursuant to Section 3(a) above at all times up to and including the Mandatory Conversion Date.

                        (ii) Notwithstanding the preceding subsection (m)(i), the Holder of the Note shall not be obligated to convert this Note on a Mandatory Conversion Date unless and until each of the following conditions has been satisfied at all times from the date of the Mandatory Conversion Notice up to and including the Mandatory Conversion Date:

                                (A)     There is Effective Registration;

                                (B) No Event of Default has occurred and is continuing; and

                                (C)     The Holder has received unlegended
                                        certificates representing Common Shares
                                        (as defined in the Exchange Agreement)
                                        with respect to all conversions for
                                        which Conversion Notices have been
                                        given.

                        (iii) In the event that the number of shares of Common Stock that would be issued to the Holder would result in the Holder exceeding the limitation set fort in Section 3(l) above, then the Company shall issue to the Holder upon conversion of the Holder's Note, only the number of shares as would not cause the Holder to exceed such amount and with respect to the balance of the Note, an amount in cash equal to the greater of (i) the Principal Amount of such balance of the Note and (ii) the Market Price of the Underlying Shares of such balance of the Note as of the date of the Mandatory Conversion Date.

                        (iv) Such forced conversion shall be subject to and governed by all the provisions relating to voluntary conversion of the Note contained herein.

        Section 4.      Defaults and Remedies.

                (a) Events of Default. An "Event of Default" is: (i) a default in payment of the Principal Amount, when due, or failure to pay any accrued but unpaid interest thereon of the Note within five (5) days the date such interest payment is due (to the extent such principal and/or amount has not been converted into Common Stock in accordance with the terms hereof); (ii) a default in the timely issuance of Underlying Shares upon and in accordance with the terms hereof (where for purposes of this Note, the term "timely" shall mean within ten (10) days following the Conversion Date); (iii) failure by the Company for thirty (30) days after written notice has been received by the Company to comply with any other material provision of the Note, the Purchase Agreement, the Exchange Agreement the Security Agreement or the Registration Rights Agreement, (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement, the Exchange Agreement or the Registration Rights Agreement that remains uncured for thirty (30) business days after notice to the Company; (vi) any event or condition shall occur which (x) results in the acceleration of the maturity of any material long-term debt (other than the Note) of the Company or any of its Subsidiaries, or (y) enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such material long-term debt or any or person acting on behalf of such holder's behalf to accelerate the maturity thereof, or (vii) if the Company or any of its Subsidiaries is subject to any Bankruptcy Event (as defined in the Exchange Agreement).

                (b) Remedies. If an Event of Default occurs and is continuing with respect to the Note, the Holder may declare all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately. The Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within two
(2) days of Holder's request. The remedies under this Note shall be cumulative.

        Section 5.      General.

                (a) Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

                (b) Savings Clause. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

                (c) Amendment. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

                (d) Assignment, Etc. The Holder may assign or transfer this Note to any transferee. The Holder shall notify the Company of any such assignment or transfer promptly. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

                (e) No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

                (f)     Governing Law; Jurisdiction.

                        (i) Governing Law. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                        (ii) Jurisdiction. The Company irrevocably submits to the jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

                               The Company agrees that the service of process
upon it mailed by certified or registered mail, postage prepaid and return receipt requested (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                        (iii) No Jury Trial. The COMPANY hereBY knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

                (g) Replacement Notes. This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

                   IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on July 29, 2004.



                                        LIQUIDMETAL TECHNOLOGIES, Inc.


                                        By:_____________________________________
                                              John Kang, President and Chief
                                                Executive Officer




Attest:
------



Sign:______________________________
        Print Name:

                                    EXHIBIT A
                                    ---------
                            FORM OF CONVERSION NOTICE

To be Executed by the Holder
in order to Convert a Note)
The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.001 par value per share (the "Common Stock"), of LIQUIDMETAL TECHNOLOGIES, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
Conversion information:
                                ________________________________________________
                                Date to Effect Conversion

                                ________________________________________________
                                Aggregate Principal Amount of Note Being
                                Converted

                                ________________________________________________
                                Number of shares of Common Stock to be Issued

                                ________________________________________________
                                Applicable Conversion Price

                                ________________________________________________
                                Signature

                                ________________________________________________
                                Name

                                ________________________________________________
                                Address

                                    EXHIBIT B

                               Form of 1-Year Note

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.


                    10% SENIOR SECURED NOTE DUE JULY 29, 2005

                                       OF

                         LIQUIDMETAL TECHNOLOGIES, INC.

                     (Short-term Note; U.S.-based investors)


Note No.:  B-___                      Original Principal Amount: $______________
Original Issuance Date:   July 29, 2004                  Lake Forest, California


        THIS NOTE (this "Note") is one of a duly authorized issue of Notes issued by LIQUIDMETAL TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), designated as the Company's 10% Senior Secured Short Term Note Due July 29, 2005 ("Maturity Date") in an aggregate principal amount equal to approximately Two Million Five Hundred Four Thousand Five Hundred One U.S. Dollars (U.S. $2,504,501) (the "Notes").

        FOR VALUE RECEIVED, the Company hereby promises to pay to the order of ___________, or its registered assigns or successors-in-interest ("Holder"), the principal sum of _________________________________ (U.S. $__________) together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been converted into the Company's Common Stock, $0.001 par value per share (the "Common Stock"), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 10% per annum from the original date of issuance, July 29, 2004 (the "Issuance Date"), until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof or of the other Transaction Documents. Interest on this Note shall accrue daily commencing on the Issuance Date and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Note shall bear interest on the due and unpaid Principal Amount from and after the occurrence and during the continuance of an Event of Default pursuant to Section 4(a), at the rate (the "Default Rate") equal to the lower of fourteen percent (14%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

        Except as otherwise provided herein, all payments of principal and interest on this Note shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. This Note may not be prepaid in whole or in part except as otherwise provided herein or in the Transaction Documents. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

        Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Exchange Agreement dated on or about the Issuance Date pursuant to which the Note was originally issued (the "Exchange Agreement"). Any references herein to the "Registration Rights Agreement," "Warrants," and "Security Agreement" shall refer to such agreements as amended by the Exchange Agreement. For purposes hereof the following terms shall have the meanings ascribed to them below:

        "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

        "Conversion Price" shall be $2.00 (U.S.) per share (which Conversion Price shall be subject to adjustment as set forth herein).

        "Convertible Securities" means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

        "Debt" shall mean indebtedness of any kind.

        "Effective Date" means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

        "Effective Registration" shall have the meaning set forth in the Exchange Agreement.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Market Price" shall equal the average closing price of the Common Stock on the Principal Market for the five (5) Trading Days immediately preceding the date on which such Market Price is being determined.

        "Per Share Selling Price" shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible, exchangeable or exercisable securities, issued or sold on or subsequent to the Closing Date, under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by the board of directors of the Company.

        "Principal Amount" shall refer to the sum of (i) the original principal amount of this Note, (ii) all accrued but unpaid interest hereunder, and (iii) any default payments owing under the Transaction Documents but not previously paid or added to the Principal Amount.

        "Principal Market" shall mean the principal market, exchange, or quotation service on which the Common Stock is then listed or quoted for trading.

        "Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Trading Day" shall mean a day on which there is trading on the Principal Market.

        "Underlying Shares" means the shares of Common Stock into which this
Note is convertible (including repayment in Common Stock as set forth herein) in accordance with the terms hereof and the Exchange Agreement.

         The following terms and conditions shall apply to this Note:

        Section 1.      Payments of Principal and Interest.

                (a) Interest Payments. The Company shall pay all accrued but unpaid interest on the Principal Amount of this Note (the "Quarterly Amount"), on the first business day of each consecutive calendar quarter (each an "Interest Payment Date") beginning on October 1, 2004. The Quarterly Amount shall be paid in cash.

                (b) Payment of Principal. Subject to the provisions hereof, including, without limitation, the right to obtain prepayment of the Principal Amount provided herein, the Principal Amount of this Note shall be due and payable on the Maturity Date. Payment of the Principal Amount shall be effected in cash.

                (c) Taxes. Company may withhold and pay over to the relevant authorities any appropriate tax or other legally required withholdings from any interest payment to be made to the Holder to the extent that such withholding is required by the Internal Revenue Code or any other applicable law, rule, or regulation.

                (d) Redemption Right. This Note and its related Warrants will be redeemable at the option of the Holder if, on the date that is 180 calendar days of the Original Issuance Date of this Note, the Company is either
(i) not then current in the filing of its periodic reports with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or (ii) not listed, traded, or quoted on an Approved Market (the "Redemption Right"). The redemption price of this Note and its related Warrants under this Redemption Right will be equal to the principal amount of this Note plus all accrued and unpaid interest thereon. Holder's election to exercise this Redemption Right must be made in writing (a "Notice of Exercise") within seven
(7) days after the date which is 180 calendar days from the Original Issuance Date of this Note, and the Company will effect such redemption and pay the redemption price within 30 days of the delivery to the Company of the Notice of Exercise, although the Company shall not be required to pay the redemption price unless and until the Holder tenders to the Company the originally executed version of this Note and the related Warrants. In the event that the Redemption Right is properly exercised for this Note, this Note shall be deemed to have accrued interest at a rate equal to 14% per annum since the Original Issuance Date (in lieu of and notwithstanding the interest rate otherwise specified herein), provided that any additional interest above the rate otherwise specified herein and payable by reason of the operation of this paragraph shall not be due and payable until the date on which this Note is actually required to be redeemed by the Company. In the event that Holder elects to exercise the Redemption Right, then the payment by the Company of the redemption price in accordance with this paragraph shall constitute the sole and exclusive remedy of Holder with respect to any breach or Event of Default under this Note, the Exchange Agreement, and the Original Transaction Documents, and by electing to exercise the Redemption Right, Holder irrevocably waives any and all provisions.

        Section 2. Seniority. The obligations of the Company hereunder shall rank senior to all other Debt of the Company, whether now or hereinafter existing, except to the existing debt facility with Kookmin Bank and except as otherwise provided in Section 3.13 of the Exchange Agreement.

        Section 3.      Conversion.

                (a) Conversion by Holder. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at Holder's option, at any time and from time to time to convert, in part or in whole, the outstanding Principal Amount under this Note by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), which may be transmitted by facsimile (with the original mailed on the same date by certified or registered mail, postage prepaid and return receipt requested) on the date of conversion (the "Conversion Date"). Notwithstanding anything to the contrary herein, this Note and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise violating the provisions of Section 3(l) below.

                (b)     [Intentionally omitted]

                (c)     [Intentionally omitted]

                (d) Conversion Date Procedures. Upon conversion of this Note pursuant to this Section 3, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price and any accrued but unpaid interest shall be paid in cash. If a conversion under this Note cannot be effected in full for any reason (other than pursuant to Section 3(l) below), the Company shall, upon request by the Holder, promptly pay to the Holder in cash (but no later than five Trading Days after the Conversion Date) an amount equal to the greater of (i) such outstanding Principal Amount as has not been converted and (ii) the Market Price of the Underlying Shares of such outstanding unconverted Principal Amount as of the Conversion.

                (e) Stock Certificates or DWAC. The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions (assuming that the Registration Statement has been declared effective), representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply).

                (f)     Conversion Price Adjustments.

                        (i) Stock Dividends, Splits and Combinations. If the Company or any of its subsidiaries, at any time while the Note is outstanding
(A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities but excluding any stockholder rights granted pursuant to a poison pill) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, (C) combine outstanding Common Stock into a smaller number of shares, or (D) issues new securities by reclassification of the shares of Common Stock of the Company, then, and in each such case, the Conversion Price (as defined below) in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above, had such Note been surrendered for conversion immediately prior to the occurrence of such event or record date therefore, whichever is earlier. Any adjustment made pursuant to this Section 3(f) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                        (ii) Distributions. If the Company or any of its subsidiaries, at any time while the Note is outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(f)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to the Holder of the Note the amount of such indebtedness, assets, cash or rights or warrants which the Holder of the Note would have received had the Note been converted into Common Stock at the then applicable the Conversion Price immediately prior to the record date for such distribution.

                        (iii) Common Stock Issuances. In the event that the Company or any of its Subsidiaries on or subsequent to the Closing Date issues or sells any Common Stock or any Convertible Securities (other than (i) as required under the Securities Purchase Agreement or the Exchange Agreement or pursuant to exercise of Convertible Securities, (ii) shares of Common Stock or options to purchase such shares issued to employees, consultants, officers or directors in accordance with stock plans approved by the Board of Directors, and shares of Common Stock issuable under options or warrants that are outstanding as of the date of the Exchange Agreement, (iii) shares of Common Stock issued pursuant to a stock dividend, split or other similar transaction, and (iv) shares of Common Stock issued to Growell Metal Co., Ltd. pursuant to the Settlement Agreement, dated on or about January 10, 2004, between Growell Metal Co., Ltd. and the Company's South Korean subsidiary) at an effective Per Share Selling Price which is less than the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, then the Conversion Price shall be reduced effective concurrently with such issuance or sale to an amount determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Conversion Price, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issuance or sale. For the purposes of the foregoing adjustment, in the case of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

                        (iv) Rounding of Adjustments. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                        (v) Notice of Adjustments. Whenever the Conversion Price is adjusted pursuant to this Section 3(f), the Company shall promptly deliver to each holder of the Note, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

                        (vi) Fundamental Changes. In case any transaction or event (including, without limitation, any merger, consolidation, combination, recapitalization, sale of assets, tender or exchange offer, reclassification, compulsory share exchange or liquidation) shall occur in which all or substantially all outstanding shares of Common Stock are converted into or exchanged or acquired for or constitute the right to receive stock, or other securities, cash, property or assets (each, "Fundamental Change"), the Holder of this Note outstanding immediately prior to the occurrence of such Fundamental Change shall have the right upon any subsequent conversion to receive the kind and amount of stock, other securities, cash, property or assets that such holder would have received if such share had been converted immediately prior to such Fundamental Change.

                        (vii)   Notice of Certain Events. If:

                                    A.     the Company shall declare a dividend
                                           (or any other distribution) on its
                                           Common Stock; or

                                    B.     the Company shall declare a special
                                           nonrecurring cash dividend on or a
                                           redemption of its Common Stock; or

                                    C.     the Company shall authorize the
                                           granting to all holders of the Common
                                           Stock rights or warrants to subscribe
                                           for or purchase any shares of capital
                                           stock of any class or of any rights;
                                           or

                                    D.     the approval of any stockholders of
                                           the Company shall be required in
                                           connection with any reclassification
                                           of the Common Stock of the Company,
                                           any consolidation or merger to which
                                           the Company is a party, any sale or
                                           transfer of all or substantially all
                                           of the assets of the Company, of any
                                           compulsory share of exchange whereby
                                           the Common Stock is converted into
                                           other securities, cash or property;
                                           or

                                    E.     the Company shall authorize the
                                           voluntary or involuntary dissolution,
                                           liquidation or winding up of the
                                           affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

                (g) Reservation and Issuance of Underlying Securities. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Note, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Exchange Agreement) be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the conversion of this Note hereunder in Common Stock (including repayments in stock). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and freely tradeable.

                (h) No Fractions. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                (i) Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the conversion of this Note (including repayment in stock) shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Note when surrendered for conversion shall be accompanied by an assignment form; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

                (j) Cancellation. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Note) has been paid in full or converted into Common Stock, this Note shall automatically be deemed canceled and the Holder shall promptly surrender the Note to the Company at the Company's principal executive offices.

                (k) Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Exchange Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

                (l) Overall Limit on Common Stock Issuable. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holders of the Note, together with the number of shares issuable pursuant to the Warrants, the Old Michigan Notes or New Michigan Notes, the warrants issued in connection with the Old Michigan Notes, and the warrants granted to Middlebury Capital LLC as placement agent for the Original Notes, shall not exceed 19.9% of the number of shares of Common Stock outstanding on the Closing Date, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the "Maximum Common Stock Issuance"), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the

By-laws and Certificate of Incorporation of the Company (a "20% Approval"). If at any point in time and from time to time written notice from the Holders of the Note to the Company (each a "Trigger Date") the number of Common Shares issued pursuant to conversion of the Note would exceed the Maximum Common Stock Issuance but for this Section 3(l), then the Company shall, at the Company's election, either (A) promptly call a stockholders meeting to obtain a stockholder vote on the issuance of Common Shares hereunder in excess of the Maximum Common Stock Issuance, or (B) purchase from the Holder the Principal Amount of the Note which cannot be converted or exercised due to such Maximum Common Stock Issuance limitation ("Shortfall") at a redemption price equal to the greater of (i) such Principal Amount of such Shortfall and (ii) the Market Price as of the Trigger Date of the Underlying Shares of such Shortfall that could have been sold by the Holder pursuant to the Registration Statement, which redemption price shall be paid within three (3) Trading Days after a Trigger Date if this clause (B) is elected (although for purposes of clarification, if clause (A) is elected by the Company and the Company's stockholders do not approve the proposal, the Company will not be required to comply with clause
(B)). The Company may make such election at any time within thirty (30) days following the Trigger Date by giving written notice to the Holder of the Note, in which case the Company shall purchase the Shortfall at the price stated above within three (3) Trading Days of delivery of said notice.

        Section 4.      Defaults and Remedies.

                (a) Events of Default. An "Event of Default" is: (i) a default in payment of the Principal Amount, when due, or failure to pay any accrued but unpaid interest thereon of the Note within five (5) days the date such interest payment is due (to the extent such principal and/or amount has not been converted into Common Stock in accordance with the terms hereof); (ii) a default in the timely issuance of Underlying Shares upon and in accordance with the terms hereof (where for purposes of this Note, the term "timely" shall mean within ten (10) days following the Conversion Date); (iii) failure by the Company for thirty (30) days after written notice has been received by the Company to comply with any other material provision of the Note, the Purchase Agreement, the Exchange Agreement the Security Agreement or the Registration Rights Agreement, (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement, Exchange Agreement or the Registration Rights Agreement that remains uncured for thirty (30) business days after notice to the Company; (vi) any event or condition shall occur which (x) results in the acceleration of the maturity of any material long-term debt (other than the Note) of the Company or any of its Subsidiaries, or (y) enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such material long-term debt or any or person acting on behalf of such holder's behalf to accelerate the maturity thereof, or (vii) if the Company or any of its Subsidiaries is subject to any Bankruptcy Event (as defined in the Exchange Agreement).

                (b) Remedies. If an Event of Default occurs and is continuing with respect to the Note, the Holder may declare all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately. The Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within two
(2) days of Holder's request. The remedies under this Note shall be cumulative.

        Section 5.      General.

                (a) Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

                (b) Savings Clause. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

                (c) Amendment. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

                (d) Assignment, Etc. The Holder may assign or transfer this Note to any transferee. The Holder shall notify the Company of any such assignment or transfer promptly. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

                (e) No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

                (f)     Governing Law; Jurisdiction.

                        (i) Governing Law. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                        (ii) Jurisdiction. The Company irrevocably submits to the jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

                                The Company agrees that the service of process
upon it mailed by certified or registered mail, postage prepaid and return receipt requested (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                        (iii) No Jury Trial. The COMPANY hereBY knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

                (g) Replacement Notes. This Note may be exchanged by Holder at any time and from time to time for a Note or Notes with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Note has been lost, stolen or destroyed, a replacement Note identical in all respects to the original Note (except for registration number and Principal Amount, if different than that shown on the original Note), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Note.

                   IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on July 29, 2004.



                                        LIQUIDMETAL TECHNOLOGIES, Inc.


                                        By:_____________________________________
                                               John Kang, President and Chief
                                                 Executive Officer




Attest:
------



Sign:_________________________________
        Print Name:

                                    EXHIBIT A
                                    ---------
                            FORM OF CONVERSION NOTICE


(To be Executed by the Holder
in order to Convert a Note)
The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.001 par value per share (the "Common Stock"), of LIQUIDMETAL TECHNOLOGIES, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.
Conversion information:
                                ________________________________________________
                                Date to Effect Conversion

                                ________________________________________________
                                Aggregate Principal Amount of Note Being
                                Converted

                                ________________________________________________
                                Number of shares of Common Stock to be Issued

                                ________________________________________________
                                Applicable Conversion Price

                                ________________________________________________
                                Signature

                                ________________________________________________
                                Name

                                ________________________________________________
                                Address

                                                                SCHEDULE I
                                                                ----------

            Noteholder                           Address                Principal Amount    Principal Amount of    Principal Amount
            ----------                           -------                of Original Note        3-Year Note         of 1-Year Note
                                                                        ----------------        -----------         --------------

Jess Morgan & Co.                   5750 Wilshire Blvd.                  $1,267,000.00           $633,500.00          $633,500.00
                                    Suite 590
                                    Los Angeles, CA 90036-3697
                                    Attn: Gary Levenstein

Prana                               8491 Sunset Blvd.                      $250,000.00           $125,000.00          $125,000.00
                                    Suite 415
                                    Los Angeles, CA 90069-1911

DKR Soundshore Oasis                1281 East Main Street                  $950,000.00           $475,000.00          $475,000.00
Holding Fund Ltd.                   Stamford, CT 06902
                                    Attn: Dan Saks

Rodd Friedman                       93 Hillspoint Road                     $201,000.00           $100,500.00          $100,500.00
                                    Westport, CT 06880
Bear Stearns f/b/o Rosen Capital    1365 York Avenue                        $99,000.00            $49,500.00           $49,500.00
LP M/P/P Plan and Bruce Rosen TTEE  Apt. 34B
                                    New York, NY 10021

Caydal, LLC                         Caydal, LLC                            $100,000.00            $50,000.00           $50,000.00
                                    90 Madison Street, Suite 301
                                    Denver, CO 80206

Marlin Fund, LP                     3060 Peachtree Road, NW                $580,501.00           $290,250.50          $290,250.50
                                    Suite 1815
                                    Atlanta, GA 30305

Marlin Fund II, LP                  3060 Peachtree Road, NW                $108,000.00            $54,000.00           $54,000.00
                                    Suite 1815
                                    Atlanta, GA 30305

Marlin Fund Offshore, Ltd. c/o      Bison Court                            $661,501.00           $330,750.50          $330,750.50
Hemisphere Management (B.V.I.)      P.O. Box 3460
Limited                             Road Town
                                    Tortola
                                    British Virgin Islands

Larry Bouts                         140 Delaware Lane                       $50,000.00            $25,000.00           $25,000.00
                                    Franklin Lakes, NJ 07417

Really Cool Group Ltd.              The Metropole                          $200,000.00           $100,000.00          $100,000.00
                                    Roseville Street
                                    St. Helier, Jersey, Channel
                                    Islands, UK

Myron Neugeboren                    199 Wells Hill Road                     $48,000.00            $24,000.00           $24,000.00
                                    Lakeville, CT 06039


            Noteholder                           Address                Principal Amount    Principal Amount of    Principal Amount
            ----------                           -------                of Original Note        3-Year Note         of 1-Year Note
                                                                        ----------------        -----------         --------------


Jonas Brachfeld                     227 Nicholson Drive                     $24,000.00            $12,000.00           $12,000.00
                                    Moorestown, NJ 08057

Greg Osborn                         202 Mountain Avenue                     $30,000.00            $15,000.00           $15,000.00
                                    Ridgewood, NJ 07450

Richard Molinsky                    51 Lords Highway East                   $60,000.00            $30,000.00           $30,000.00
                                    Weston, CT 06883

Richard and Joanne Kane             95 Wildwood Road                        $40,000.00            $20,000.00           $20,000.00
                                    Ridgewood, NJ 07452

Ricardo Salas                       4300 W. Cypress St.,                   $250,000.00           $125,000.00          $125,000.00
                                    Suite 900
                                    Tampa, FL  33607

Wry Ltd.                            The Metropole                           $60,000.00            $30,000.00           $30,000.00
                                    Roseville Street
                                    St. Helier, Jersey, Channel
                                    Islands, UK

Keith Barksdale                     95 Wildwood Road                        $30,000.00            $15,000.00           $15,000.00
                                    Ridgewood, NJ  07452


         Total:                                                             $5,009,002
